AMENDMENT NO. 1 TO COMMITMENT LETTER
Dated as of September 30, 2014

Eighth Street Funding LLC
Eleventh Street Funding LLC
Twelfth Street Funding LLC
Fourteenth Street Funding LLC
Fifteenth Street Funding LLC
Seventeenth Street Funding LLC
Nineteenth Street Funding LLC
c/o Springleaf Finance Corporation
601 N.W. Second Street
Evansville, Indiana 57708

Springleaf Finance Corporation 601 N.W. Second Street Evansville, Indiana 57708
Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Commitment Letter, dated as of August 26, 2014 (the “Commitment Letter”), by and among Eighth Street Funding LLC, Eleventh Street Funding , LLC, Twelfth Street Funding LLC, Fourteenth Street Funding LLC, Fifteenth Street Funding LLC, Seventeenth Street Funding LLC, Nineteenth Street Funding LLC, Springleaf Finance Corporation and Credit Suisse (USA) Securities LLC. Each of the parties to the Commitment Letter hereby agree to amend the Commitment Letter pursuant to this Amendment No. 1 (the “Amendment”) as follows:

Section II(a) of the Commitment Letter is deleted in its entirety and replaced with the following:

(a)    The Mortgage Loans will be sold to Credit Suisse pursuant to a mortgage loan purchase and interim servicing agreement (the “Purchase Agreement”) containing usual and customary terms and conditions satisfactory to Credit Suisse and Springleaf. The closing dates for the sale of the Mortgage Loans will be September 30, 2014 with respect to certain of the Mortgage Loans as mutually agreed upon by Springleaf and Credit Suisse and no later than November 15, 2014 or such other date mutually agreed upon between Springleaf and Credit Suisse with respect to the remainder of the Mortgage Loans (each, a “Closing Date”). Credit Suisse will be entitled to receive all payments in respect of the Mortgage Loans after the date that is the last calendar day of the month immediately preceding the Closing Date (such date, the “Cut-off Date”). The obligations of the sellers of the Mortgage Loans to Credit Suisse under the Purchase Agreement will be guaranteed by Springleaf.

Section II(j) of the Commitment Letter is deleted in its entirety and replaced with the following:

(j)    The Mortgage Loans will be sold servicing released, with servicing transfer dates of (a) with respect to the Mortgage Loans sold to Credit Suisse on the Closing Date occurring on September 30, 2014, September 30, 2014 or October 31, 2014 and (ii) with respect to the remainder of the Mortgage Loans to be sold to Credit Suisse on the Closing Date occurring no later than November 15, 2014, November 30, 2014 or such other date mutually agreed upon between Springleaf and Credit Suisse (the “Servicing Transfer Dates”).

This Amendment is subject to the terms of the Commitment Letter as modified and supplemented hereby. The parties hereto confirm, acknowledge and agree that all other terms of the Commitment Letter are and shall remain in full force and effect.

Please indicate your acceptance of the matters set forth herein by signing in the place provided below and returning the executed Amendment to the Initial Purchaser at the addresses set forth above or via facsimile or electronic mail transmission.
Very truly yours,
CREDIT SUISSE SECURITIES (USA) LLC

By:    /s/ Bruce S. Kaiserman
Name: Bruce S. Kaiserman
Title: Vice President

By its signature below, the undersigned hereby unconditionally accepts the Amendment in accordance with the terms and conditions set forth herein.

EIGHTH STREET FUNDING LLC        ELEVENTH STREET FUNDING LLC

By:    /s/ Rhonda Jenkins        By:    /s/ Rhonda Jenkins
Name: Rhonda Jenkins        Name: Rhonda Jenkins
Title: Assistant Treasurer        Title: Assistant Treasurer

TWELFTH STREET FUNDING LLC        FOURTEENTH STREET FUNDING LLC

By:    /s/ Rhonda Jenkins        By:    /s/ Rhonda Jenkins
Name: Rhonda Jenkins        Name: Rhonda Jenkins
Title: Assistant Treasurer        Title: Assistant Treasurer

FIFTEENTH STREET FUNDING LLC        SEVENTEENTH STREET FUNDING LLC

By:    /s/ Rhonda Jenkins        By:    /s/ Rhonda Jenkins
Name: Rhonda Jenkins        Name: Rhonda Jenkins
Title: Assistant Treasurer        Title: Assistant Treasurer

NINETEENTH STREET FUNDING LLC    SPRINGLEAF FINANCE CORPORATION

By:    /s/ Rhonda Jenkins        By:    /s/ Rhonda Jenkins
Name: Rhonda Jenkins        Name: Rhonda Jenkins
Title: Assistant Treasurer        Title: Assistant Treasurer